THE VICTORY PORTFOLIOS

Balanced Fund	Financial Reserves Fund	Ohio Municipal Money Market Fund
Convertible Fund	Focused Growth Fund	Prime Obligations Fund
Core Bond Fund (formerly,	Fund for Income	Small Company Opportunity Fund
Intermediate Income Fund)	Gradison Government Reserves Fund	Special Value Fund
Diversified Stock Fund	Institutional Money Market Fund	Stock Index Fund
Established Value Fund	National Municipal Bond Fund	Tax-Free Money Market Fund
Federal Money Market Fund	Ohio Municipal Bond Fund	Value Fund

Supplement dated May 30, 2006 to the

Statement of Additional Information (“SAI”) dated March 1, 2006, as supplemented March 23, 2006

1.     The following modifies the section of the SAI entitled “Additional Purchase, Exchange and Redemption Information,” which begins on p. 51:

Each Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders. Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institution, or, if applicable, a broker’s or other financial services institution’s authorized designee, accepts the order. Customer orders will be priced at a Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institution or the broker’s or other financial services institution’s authorized designee.

2.     The following information is added to the section entitled “Additional Purchase, Exchange and Redemption Information — Purchasing Shares — Dealer Reallowances,” which begins on p. 52:

As of January 1, 2006, Victory Capital Management Inc., each Fund’s investment adviser (the “Adviser”) (or its affiliates) may pay, from its own resources, a fee to McDonald Investments Inc., an affiliate of the Funds (“McDonald”), in connection with the sale or servicing of Fund shares sold or held through McDonald. The maximum annual fee payable to McDonald under this arrangement is 0.05% of these shares.

3.     The following information is added to the section entitled “Advisory and Other Contracts — Disclosure of Portfolio Holdings — Ongoing Arrangements to Disclose Portfolio Holdings,” which begins on p. 85:

PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, may examine the Funds’ portfolio holdings information twice annually without prior notice to the Funds, in accordance with Rule 17f-2 under the Investment Company Act of 1940, as amended.

4.     The following modifies the section of the SAI entitled “Trustee and Officers — Officers” which begins on p. 71:

During the past five years, the principal occupation of David C. Brown, the President of The Victory Portfolios (the “Trust”), has been as Senior Managing Director of the Adviser (since July 2004), Chief

Financial Officer and Chief Operating Officer, Gartmore Emerging Managers (February 2002-July 2004) and VP of Global Strategic Planning, Gartmore Global (Prior to February 2002).

As of May 2006, Michael Policarpo, II, has assumed the office of Vice President. Mr. Policarpo’s principal occupation during the prior five years has been as Managing Director of the Adviser (since July 2005), Vice President of Finance, Gartmore Global Investments, Inc. (August 2004-July 2005), Chief Financial Officer of Advisor Services, Gartmore Global Investments, Inc. (August 2003-August 2004), and Corporate Controller, Gartmore Global Investments, Inc. (June 2000-August 2003). Mr. Policarpo is currently 32 years old.

As of May 2006, David L. Hughes resigned from the office of Treasurer. Christopher E. Sabato, formerly the Trust’s Assistant Treasurer, has been designated Treasurer.

As of May 2006, Alaina Metz has resigned from the office of Assistant Secretary.

As of May 2006, John A. Danko resigned from the office of Vice President.